                                                                   EXHIBIT 99.39

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                 COLLECTION PERIOD            40
 SERVICER REPORT DATE: 10-Jan-02                 BEGINNING:             1-Dec-02
 DISTRIBUTION DATE:    15-Jan-02                 ENDING:               31-Dec-02

                      ORIG PRINCIPAL      BEG PRINCIPAL        PRINCIPAL          INTEREST            TOTAL          END PRINCIPAL
                          BALANCE            BALANCE         DISTRIBUTION     DISTRIBUTION (*)     DISTRIBUTION         BALANCE
 -----------------------------------------------------------------------------------------------------------------------------------
 CLASS A-1 NOTES     $ 125,000,000.00    $          0.00                 -    $           0.00                 -    $          0.00
 CLASS A-2 NOTES     $ 314,000,000.00    $          0.00    $         0.00    $           0.00                 -    $          0.00
 CLASS A-3 NOTES     $ 196,000,000.00    $          0.00    $         0.00    $           0.00                 -    $          0.00
 CLASS A-4 NOTES     $ 151,800,000.00    $ 88,831,484.85    $ 8,684,821.77    $     513,742.09      9,198,563.86    $ 80,146,663.08
 -----------------------------------------------------------------------------------------------------------------------------------
   NOTE TOTALS       $ 786,800,000.00    $ 88,831,484.85    $ 8,684,821.77    $     513,742.09    $ 9,198,563.86    $ 80,146,663.08
 -----------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                         PRINCIPAL         INTEREST        END PRINCIPAL
                        DISTRIBUTION     DISTRIBUTION         BALANCE
 -------------------------------------------------------------------------
 CLASS A-1 NOTES                    -                  -                 -
 CLASS A-2 NOTES                    -                  -                 -
 CLASS A-3 NOTES                    -                  -                 -
 CLASS A-4 NOTES          57.21226462         3.38433523      527.97538260
 -------------------------------------------------------------------------
   NOTE TOTALS            57.21226462         3.38433523      527.97538260
 -------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                 COLLECTION PERIOD            40
 SERVICER RPT DATE:    10-Jan-02                 BEGINNING:             1-Dec-02
 DISTRIBUTION DATE:    15-Jan-02                 ENDING:               31-Dec-02

   I. Note Distributable Amounts

                        Principal         Interest          Total      Prin(per$1000/orig)  Int(per$1000/orig)  Total(per$1000/orig)
                     ---------------------------------------------------------------------------------------------------------------
 CLASS A-1           $              -  $             -  $            - $                 -  $                -  $                 -
 CLASS A-2           $              -  $             -  $            - $                 -  $                -  $                 -
 CLASS A-3           $              -  $             -  $            - $                 -  $                -  $                 -
 CLASS A-4           $   8,684,821.77  $    513,742.09  $ 9,198,563.86 $       57.21226462  $       3.38433523  $       60.59659985
                     --------------------------------------------------------------------------------------------------------------
   TOTAL             $   8,684,821.77  $    513,742.09  $ 9,198,563.86 $       57.21226462  $       3.38433523  $       60.59659985

  II. Pool Balance at the end of the Collection Period                                                              $ 88,092,873.78

 III. Insurance Premium                                                                                             $     13,692.00

  IV. Spread Account Balance
         (A)  Balance after Deposits/Withdrawals for prior Distribution Date                                        $  3,973,731.05
         (B)  Balance after Deposits/Withdrawals for current Distribution Date                                      $  4,140,633.83

   V. Spread Account Required Amount                                                                                $  3,973,731.05

  VI. Spread Account Withdrawals
         (A)  Withdrawal to make required payments under 4.03                                                       $             0
         (B)  Withdrawal to reimburse Preference Amounts (to Insurer)                                               $             0

 VII. Servicing Fee                                                                                                      124,811.52

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                               $             0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                           $             0

   X. Available Funds                                                                                               $  9,500,313.92

  XI. Insured Payment (if any)                                                                                      $             0

 XII. Note Principal and Interest Carryover Shortfalls

                      Note Principal      Note Interest
                   Carryover Shortfall Carryover Shortfall      Total
                 ---------------------------------------------------------
 CLASS A-1           $           0.00    $          0.00    $         0.00
 CLASS A-2           $           0.00    $          0.00    $         0.00
 CLASS A-3           $           0.00    $          0.00    $         0.00
 CLASS A-4           $           0.00    $          0.00    $         0.00
                 ---------------------------------------------------------
   TOTAL             $           0.00    $          0.00    $         0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
Period

                  Current Distribution Prior Distribution     Change in
                   Date Note Principal Date Note Principal Note Principal Carryover Shortfall Carryover Shortfall Carryover Shortfall
                 -------------------------------------------------------------
 CLASS A-1           $           0.00    $          0.00    $         0.00
 CLASS A-2           $           0.00    $          0.00    $         0.00
 CLASS A-3           $           0.00    $          0.00    $         0.00
 CLASS A-4           $           0.00    $          0.00    $         0.00
                 -------------------------------------------------------------
   TOTAL             $           0.00    $          0.00    $         0.00

                   Prior Distribution Current Distribution      Change in
                   Date Note Interest  Date Note Interest     Note Interest
                   Carryover Shortfall Carryover Shortfall Carryover Shortfall
                 -------------------------------------------------------------
 CLASS A-1           $           0.00    $          0.00    $         0.00
 CLASS A-2           $           0.00    $          0.00    $         0.00
 CLASS A-3           $           0.00    $          0.00    $         0.00
 CLASS A-4           $           0.00    $          0.00    $         0.00
                 -------------------------------------------------------------
   TOTAL             $           0.00    $          0.00    $         0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                 COLLECTION PERIOD            40
 SERVICER RPT DATE:    10-Jan-02                 BEGINNING:             1-Dec-02
 DISTRIBUTION DATE:    15-Jan-02                 ENDING:               31-Dec-02

  IX. Delinquency Ratio

      A.   Delinquency Statistics

       Days                               Outstanding          Past Due
    Delinquent            Units            Principal            Amount
 -------------------------------------------------------------------------
      31- 60                      678       3,795,960.60        462,826.67
      61- 90                      137         770,106.07        137,475.69
      91- 120                      39         232,035.24         66,862.59
        121+                        0                  -                 -
 -------------------------------------------------------------------------
       TOTAL                      854       4,798,101.91        667,164.95

      B.   Delinquency Percentage

           (1)  Principal balance of delinquent contracts between 30 and 120 days                                   $  4,798,101.91
           (2)  Pool Principal Balance Beginning of Collection Period                                               $ 96,777,695.55
           (3)  Delinquency Percentage (Line 1/Line 2)                                                                         4.96%

 X.   Principal Balance of repossessed Financed Vehicles in inventory                                Units             Principal
                                                                                                  --------------    ---------------
                                                                                                               -    $          0.00
 XI.  Liquidation Proceeds received from Defaulted Contracts                                                        $    229,487.03

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625%ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

 SERVICER RPT DATE:    10-Jan-02                 COLLECTION PERIOD            40
 DISTRIBUTION DATE:    15-Jan-02                 BEGINNING:             1-Dec-02
                                                 ENDING:               31-Dec-02

 I.   POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                                                           794,746,210.70

B.   Beginning of Period Outstanding Pool Balance                                                                     96,777,695.55

C.   Monthly Principal Amounts

     (1)  Monthly Scheduled Payments                                                                                   5,863,376.84
     (2)  Full Prepayments (excluding Purchased Receivables)                                                           2,475,742.59
     (3)  Defaulted Contracts
           during period                                                                                                 347,017.61
     (4)  Receivables becoming Purchased Receivables
           during period                                                                                                          -
     (5)  Other Receivables adjustments                                                                                   (1,315.27)

     Total Monthly Principal Amounts                                                                                   8,684,821.77

D.   Total Monthly Payments allocable to Interest                                                                        923,294.18

E.   End of period Outstanding Pool Balance                                                                           88,092,873.78

F.   Pool Factor                                                                                                           0.110844

 II.  OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                              Class A-1          Class A-2          Class A-3          Class A-4
                                                            --------------    ----------------    --------------    ---------------
A.   Beginning of period Outstanding Principal Balance                   -                   -                 -      88,831,484.85
B.   Noteholders' Principal Distributable Amount                         -                0.00              0.00       8,684,821.77
C.   Noteholders' Interest Distributable Amount                          -                   -              0.00         513,742.09
                                                            -----------------------------------------------------------------------
D.   Note Distributable Amount                                           -                   -                 -       9,198,563.86
E.   Note Principal Carryover Shortfall                                  0                   0                 0                  0
F.   Note Interest Carryover Shortfall                                   0                   0                 0                  0
G.   Insured Payment                                                     0                   0                 0                  0
H.   End of period Outstanding Principal Balance                         -                   -                 -      80,146,663.08

 III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

      A.   Available Funds in Collection Account:

           (1)  Monthly Scheduled Payments on Receivables during period
                  (including partial prepays)
                  (a)  Principal                                                                                       5,863,376.84
                  (b)  Interest                                                                                          901,612.06
           (2)  Full Prepayments collected during period
                  (a)  Principal                                                                                       2,334,983.73
                  (b)  Interest                                                                                           20,196.51
           (3)  Net Liquidation Proceeds collected
                  during period                                                                                     $    229,487.03
           (4)  Net Insurance Proceeds collected
                  during period
                  (a)  Principal                                                                                         140,758.86
                  (b)  Interest                                                                                            1,485.61
           (5)  Purchase Amounts deposited in Collection
                  Account                                                                                                         0
           (6)  Investment Earnings - Collection Account                                                            $      8,413.28

                                Total Available Funds in Collection Account                                            9,500,313.92

B.   Available Funds in Payment Account:
           (1) Available Funds transferred from Collection Account                                                   $  9,500,313.92

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY DISTRIBUTION DATE STATEMENT

                                                 COLLECTION PERIOD            40
 SERVICER RPT DATE:    10-Jan-02                 BEGINNING:             1-Dec-02
 DISTRIBUTION DATE:    15-Jan-02                 ENDING:               31-Dec-02

           (2) Amount withdrawn from Spread Account and deposited to Payment Account                                $             -
           (3) Insured Payment deposited to Payment Account                                                         $             -

                          Total Available Funds in Payment Account                                                  $  9,500,313.92

C.   Distributions from Payment Account:

           (1) Monthly Servicing Fee                                                                                $    124,811.52
           (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                                           0
           (3) Owner Trustee Fees (if paid from Available Funds)                                                                  0
           (4) Indenture Trustee Fees (if paid from Available Funds)                                                              0
           (5) Insurance Premium                                                                                          13,692.00
           (6) Note Interest Distributable Amount
               (a)  Class A - 1                                                                                                   -
               (b)  Class A - 2                                                                                                   -
               (c)  Class A - 3                                                                                                   -
               (d)  Class A - 4                                                                                          513,742.09
           (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
               (a)  Class A - 1                                                                                                   0
               (b)  Class A - 2                                                                                                   0
               (c)  Class A - 3                                                                                                   0
               (d)  Class A - 4                                                                                                   0
           (8)  Note Principal Distributable Amount
               (a)  Class A - 1                                                                                                   -
               (b)  Class A - 2                                                                                                   -
               (c)  Class A - 3                                                                                                   -
               (d)  Class A - 4                                                                                        8,684,821.77
           (9)  Reimbursement Amounts Owing to Insurer                                                                            0
           (10) Spread Account Deposit (to increase to Required Amount)                                                  163,246.54
           (11) Indenture or Owner Trustee Fees (not paid under C)                                                                0
           (12) Re-Liening Expenses                                                                                               0
                (To the extent not paid by Servicer)
           (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                               0
           (14) After Servicer Default, remaining Available Funds deposited                                                       0
                in Note Distribution Account

                               Total Distributions                                                                     9,500,313.92

D.   Excess Available Funds (or shortfall)                                                                                        -

E.   Remaining Available Funds to holder of Residual Interest Certificate                                                         0

 IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

        A. Available Funds Transferred from Collection Account to Payment Account                                   $  9,500,313.92
        B. Distributions required under 4.03 (a)(i) through (vii)                                                   $  9,337,067.38
        C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                       $             -
        D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                         0

 V.   SPREAD ACCOUNT BALANCE

        A. Spread Account Balance After Deposit/Disbursements

           (1) Beginning Spread Account Balance                                                                     $  3,973,731.05
           (2) Investment Income Deposited to Spread Account                                                        $      3,656.24
           (3) Withdrawal to make required payments under 4.03                                                      $             -
           (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                                            0
           (5) Deposit to Spread Account after Disbursements                                                        $    163,246.54
           (6) Spread Account Balance after Deposit/Disbursments                                                    $  4,140,633.83

        B. Spread Account Required Amount                                                                           $  3,973,731.05

           (1) 3% of Pool Balance                                                                                   $  2,642,786.21

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY DISTRIBUTION DATE STATEMENT

                                                 COLLECTION PERIOD            40
 SERVICER RPT DATE:    10-Jan-02                 BEGINNING:             1-Dec-02
 DISTRIBUTION DATE:    15-Jan-02                 ENDING:               31-Dec-02

                But in no event less than the lesser of (a) or (b)
                (a) .5% of Original Pool Balance                                                                    $  3,973,731.05
                (b) Outstanding Principal Amount of All Notes                                                       $ 80,146,663.08

        C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                                      0

        D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                               $    166,902.78

 VI.  INSURED PAYMENTS

        A. Available Funds Transferred from Collection Account to Payment Account                                   $  9,500,313.92
        B. Available Funds Transferred from Spread Account to Payment Account                                       $             0
        C. Note Interest Distributable Amount                                                                            513,742.09
        D. Guaranteed Note Principal Amount                                                                         $             0
        E. Deficiency Amount                                                                                        $             -
           (Min:(Lines A+B-C-D) and $0.00)                                                                          $             0
        F. Preference Amount                                                                                        $             0
        G. Insured Payment (lines E+F)                                                                              $             0

                      Note Principal       Note Interest
                    Carryover Shortfall Carryover Shortfall    Total
 -------------------------------------------------------------------------
 CLASS A-1           $           0.00    $          0.00    $         0.00
 CLASS A-2           $           0.00    $          0.00    $         0.00
 CLASS A-3           $           0.00    $          0.00    $         0.00
 CLASS A-4           $           0.00    $          0.00    $         0.00
 -------------------------------------------------------------------------
   TOTAL             $           0.00    $          0.00    $         0.00

                    Current Distribution Prior Distribution      Change in
                    Date Note Principal  Date Note Principal   Note Principal
                    Carryover Shortfall Carryover Shortfall Carryover Shortfall
 -----------------------------------------------------------------------------
 CLASS A-1           $           0.00    $          0.00    $         0.00
 CLASS A-2           $           0.00    $          0.00    $         0.00
 CLASS A-3           $           0.00    $          0.00    $         0.00
 CLASS A-4           $           0.00    $          0.00    $         0.00
 -----------------------------------------------------------------------------
   TOTAL             $           0.00    $          0.00    $         0.00

                    Current Distribution Prior Distribution      Change in
                    Date Note Interest   Date Note Interest     Note Interest
                    Carryover Shortfall Carryover Shortfall  Carryover Shortfall
 -------------------------------------------------------------------------------
 CLASS A-1           $           0.00    $          0.00    $         0.00
 CLASS A-2           $           0.00    $          0.00    $         0.00
 CLASS A-3           $           0.00    $          0.00    $         0.00
 CLASS A-4           $           0.00    $          0.00    $         0.00
 -------------------------------------------------------------------------------
   TOTAL             $           0.00    $          0.00    $         0.00

 VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                             $ 11,261,400.41

 VIII.DELINQUENCY RATIO

      A.   Delinquency Statistics

       Days                                Outstanding         Past Due
    Delinquent           Units              Principal           Amount
 -----------------------------------------------------------------------------
      31- 60                      678    $  3,795,960.60    $   462,826.67
      61- 90                      137    $    770,106.07    $   137,475.69
     91- 120                       39    $    232,035.24    $    66,862.59
       121+                         0    $             -    $            -
 -----------------------------------------------------------------------------
      TOTAL                       854       4,798,101.91        667,164.95

      B.   Delinquency Percentage

           (1)  Principal balance of delinquent contracts between 30 and 120 days                                   $  4,798,101.91
           (2)  Pool Principal Balance Beginning of Collection Period                                               $ 96,777,695.55
           (3)  Delinquency Percentage (Line 1/Line 2)                                                                         4.96%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

                                                 COLLECTION PERIOD            40
 SERVICER RPT DATE:    10-Jan-02                 BEGINNING:             1-Dec-02
 DISTRIBUTION DATE:    15-Jan-02                 ENDING:               31-Dec-02

 IX.  CUMULATIVE NET LOSS RATIO

        (1)  Principal Balance of Defaulted Contracts in current Collection Period                                  $    347,017.61
        (2)  Cumulative Defaulted Contracts Including
             Defaulted Contracts in current Collection Period                                                       $ 47,675,960.80
        (3)  Net Liquidation Proceeds collected during current Collection Period                                    $    229,487.03
        (4)  Cumulative Net Liquidation Proceeds Including
             Net Liquidation Proceeds in current Collection Period                                                  $ 24,562,292.10
        (5)  Original Pool Balance                                                                                  $794,746,210.70
        (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                                             2.91%

 X.   REPOSSESSED INVENTORY

                                                                                                      Units            Principal
                                                                                                  --------------    ---------------
        A. Principal Balance of repossessed Financed Vehicles (beg.)                                           0                  -
        B. Repossessed Financed Vehicles (Principal)                                                                $    424,192.07
        C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                                   $    229,487.03
        D. Realized losses on sale of repossessed Financed Vehicles (Principal)                                     $    194,705.04
                                                                                             --------------------------------------
        E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                                 0    $             -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 9TH day of January, 2003


                                             /s/ James J. Teufel
                                             -----------------------------------
                                             Name:  James J. Teufel
                                             Title: Assistant Treasurer